EXHIBIT 23.2








                         Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 16, 1998 in Post-Effective Amendment No. 5 to the Registration Statement (Form SB-2 No. 333-09349) and related Prospectus of AVAX Technologies, Inc. (formerly Walden Laboratories, Inc.) for the registration of 6,080,830 shares of common stock.


                                                               Ernst & Young LLP


Kansas City, Missouri
May 14, 1998